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                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                       FOR
                           ANNUAL REPORTS ON FORM 10-K


         The undersigned, a director of Health Power, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dr. Bernard F. Master and Alec Wightman, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act without the other, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director of the Company, to execute the Company's Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1997, and for each fiscal year thereafter, and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


/s/ ROBERT J. BOSSART                                         January 28, 1998
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Robert J. Bossart                                             Date


/s/ ELLIOTT P. FELDMAN                                        January 29, 1998
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Elliott P. Feldman, D.O.                                      Date


/s/ ROBERT S. GAREK                                           January 28, 1998
------------------------------------                          ----------------
Robert S. Garek                                               Date


/s/ CRYSTAL A. KUYKENDALL                                     January 30, 1998
------------------------------------                          ----------------
Crystal A. Kuykendall, Ph.D., J.D.                            Date


/s/ BERNARD F. MASTER                                         February 7, 1998
------------------------------------                          ----------------
Bernard F. Master, D.O.                                       Date


/s/ FRANK R. NUTIS                                            January 30, 1998
------------------------------------                          ----------------
Frank R. Nutis                                                Date


/s/ BURT E. SCHEAR                                            February 6, 1998
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Burt E. Schear, M.D.                                          Date


/s/ PETER SOMANI                                              January 28, 1998
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Peter Somani, M.D.                                            Date